Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Leases

Note 13: Leases

We lease sales centers, office space and equipment under operating leases. Our operating leases may require minimum rent payments, contingent rent payments based on a percentage of revenue or income or rent payments equal to the greater of a minimum rent or contingent rent. Our leases expire at various dates from 2017 through 2025, with varying renewal options.

The future minimum rent payments under non-cancelable leases, due in each of the next five years and thereafter as of

December 31, 2016, were as follows:

($ in millions)	Operating Leases
Year
2017	$13
2018	9
2019	7
2020	6
2021	5
Thereafter	5

Total minimum rent payments	$45

Rent expense for all operating leases was as follows:

	Year Ended December 31,
($ in millions)	2016	2015	2014
Minimum rentals	$16	$12	$11
Contingent rentals	1	5	4

	$17	$17	$15